                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ---------------

                                    FORM 8-K


                                CURRENT  REPORT


                     Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

        Date of Report: (Date of earliest event reported): June 24, 1997


                      3CI COMPLETE COMPLIANCE CORPORATION
             (Exact name of registrant as specified in its charter)



        DELAWARE                      1-11097                     76-0351992
(State of Incorporation)     (Commission File Number)           (IRS Employer
                                                             Identification No.)



                              910 PIERREMONT, #312
                          SHREVEPORT, LOUISIANA 71106
                    (Address of Principal Executive Offices)

                                  318/869-0440
              (Registrant's telephone number, including area code)

                                (NOT APPLICABLE)
         (Former name or former address, if changed since last report)

ITEM 5.       OTHER EVENTS

       On June 24, 1997, 3CI Complete Compliance Corporation (the "Company") entered into an Exchange Agreement (the "Agreement") pursuant to which the Company has agreed to issue to Waste Systems, Inc., a Delaware corporation ("WSI"), 1,000,000 shares of its Series A Preferred Stock in exchange for cancellation of and reduction in the principal amount of certain promissory notes held by WSI. The Agreement provides for (i) the cancellation of a promissory note dated December 20, 1996 in the original principal amount of $2,700,000, payable to the order of WSI (the "1996 Note") and (ii) the reduction in principal amount of a promissory note dated September 30, 1995 in the original principal amount of $8,000,000, payable to the order of WSI (the "1995 Note"). The principal amount of the 1995 Note will be reduced in an amount equal to $7,000,000 less the principal amount of the 1996 Note as of January 1, 1997. The cancellation of the 1996 Note and the reduction in the principal amount of the 1995 Note will be effective as of January 1, 1997.

       As a result of the foregoing transactions, the Company is now in compliance with the Nasdaq Small-Cap Market's surplus requirement and is also in compliance with alternative minimum bid price for continued listing on the Nasdaq Small-Cap Market.

       Set forth below are: (i) the historical consolidated balance sheet of the Company as of May 31, 1997 and (ii) the pro forma consolidated balance sheet as of May 31, 1997, after giving effect to the foregoing transactions.

                      3CI COMPLETE COMPLIANCE CORPORATION
                 CONSOLIDATED BALANCE SHEETS AS OF MAY 31, 1997
                                  (UNAUDITED)

                                                                HISTORICAL                          PROFORMA
                                                                 MAY 31,            PROFORMA         MAY 31,
                                                                   1997           ADJUSTMENTS         1997
                                                               ------------       ------------    ------------
              ASSETS
Current Assets:
   Cash and cash equivalents                                   $       --         $       --      $       --
   Restricted cash                                                  130,000                            130,000
   Accounts receivable, less allowances                           4,660,805                          4,660,805
   Inventory                                                         85,472                             85,472
   Other current assets                                             786,757                            786,757
                                                               ------------       ------------    ------------
       Total current assets                                       5,663,034                  0       5,663,034
                                                               ------------       ------------    ------------
Property, plant and equipment, at cost                           11,181,463                         11,181,463
   Accumulated depreciation                                      (2,869,344)                        (2,869,344)
   Net property, plant and equipment                              8,312,119                  0       8,312,119
                                                               ------------       ------------    ------------
Excess of cost over net, assets acquired, net of
   accumulated amortization                                         370,577                            370,577
Other intangible assets, net of accumulated amortization            248,507                            248,507
Other assets                                                         51,107                             51,107
                                                               ------------       ------------    ------------
   Total assets                                                $ 14,645,344                       $ 14,645,344
                                                               ============       ============    ============

              LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities:
   Bank overdraft                                              $    466,250                       $    466,250
   Notes payable                                                    619,381                            619,381
   Current portion of long-term debt, unaffiliated
      lenders                                                       724,104                            724,104
   Accounts payable                                               1,978,634                          1,978,634
   Accounts payable, affiliated companies                           367,156                            367,156
   Accrued liabilities                                            1,871,155                          1,871,155
   Note payable majority shareholder                             11,175,840 (1)     (7,245,278)      3,930,562
                                                               ------------       ------------    ------------
      Total current liabilities                                  17,202,520         (7,245,278)      9,957,242
                                                               ------------       ------------    ------------
Long-term debt unaffiliated lenders, net of current portion         810,934                            810,934
                                                               ------------       ------------    ------------
      Total liabilities                                          18,013,454         (7,245,278)     10,768,176
                                                               ------------       ------------    ------------
Accrued stock put option                                          1,664,910                          1,664,910
Shareholders' Equity:
   Preferred Stock                                                          (1)      7,000,000       7,000,000
   Common Stock                                                      99,004                             99,004
   Additional Paid-in Capital                                    20,108,743                         20,108,743
   Accumulated deficit                                          (25,240,767)(1)        245,278     (24,995,489)
                                                               ------------       ------------    ------------
      Total Shareholders' equity                                 (5,033,020)         7,245,278       2,212,258
                                                               ------------       ------------    ------------
      Total liabilities and shareholders' equity               $ 14,645,344       $          0    $ 14,645,344
                                                               ============       ============    ============

(1) To reflect the conversion of $7,000,000 of WSI Promissory Note and to remove the related interest expense of $245,278 to show that the conversion occurred on January 1, 1997.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

      (a)   Financial Statements of Businesses Acquired.

                  Not Applicable.

      (b)   Pro Forma Financial Information.

                  Not Applicable.

      (c)   Exhibits.

            4.1   -     Certificate of Designations of Series A Preferred Stock.

            10.1  -     Exchange Agreement between 3CI Complete Compliance
                        Corporation and Waste Systems, Inc. dated as of June 24,
                        1997.


                                   SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: June 24, 1997                      3CI COMPLETE COMPLIANCE CORPORATION


                                         By: /s/ CURTIS W. CRANE
                                             -----------------------------------
                                               Curtis W. Crane, Chief Financial
                                               Officer

                              INDEX TO EXHIBITS



EXHIBIT
NUMBER                                    DESCRIPTION
-------                                   -----------
 4.1              -     Certificate of Designations of Series A Preferred Stock.

 10.1             -     Exchange Agreement between 3CI Complete Compliance
                        Corporation and Waste Systems, Inc. dated as of June 24,
                        1997.
